                                                                   Exhibit 10.41

                          LICENSE SYSTEM ADDENDUM NO. 2

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                              OKI DATA CORPORATION

                                       and

                     PEERLESS SYSTEMS IMAGING PRODUCTS, INC.


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------

                         LICENSED SYSTEM ADDENDUM NO. 2
                       EFFECTIVE AS OF ___________________
                                     TO THE
                       MASTER TECHNOLOGY LICENSE AGREEMENT
                                     BETWEEN
                              OKI DATA CORPORATION
                                       AND
                     PEERLESS SYSTEMS IMAGING PRODUCTS, INC.

                         NAME OF AUTHORIZED OKI DEVICES:


                      Roman:       C7200 / C7400 / C9200 / C9400

                      Kanji:       MICROLINE9055c / MICROLINE3050c
                                   MICROLINE3020c / MICROLINE30 1 Oc
                                   MICROLINE1055PS
                                   MICROLINE1035PS
                                   MICROLINE1032PS

This Addendum sets forth the Authorized OKI Device and additional and different terms and conditions particular to the Authorized OKI Devices described below and shall be incorporated by reference into the Master Technology License Agreement effective as of October 15, 1999, (the "MTLA") between Oki Data Corporation ("OKI") and Peerless Systems Imaging Products, Inc. ("PSIP"). Such different or additional terms are applicable only to the Authorized OKI Devices described below and in no way alter the terms and conditions applicable to other Authorized OKI Devices incorporated into the MTLA by addition of an Addendum. All the terms used in this Addendum shall retain the same meaning as defined in the MTLA and such definitions are incorporated herein by reference.

A.   Authorized OKI Device:

(1) Software:

Revised Object (as defined in the MTLA) which is derived from the Licensed Product as described in the Licensed Product Appendices No. 1 (Reference Port
3011) and No. 2 (Page Pipeline and Memory Manager).

The Software also includes the Adobe Type Connection Technology which allows Adobe PostScript interpreters to synthesize replacement fonts from substitution fonts for a predetermined set of fonts that are otherwise not resident in the Authorized OKI Device.

(2) Font Programs:

For a further description of the Authorized OKI Device features, see Schedule 1, Authorized OKI Device Functional Specification Summary, attached hereto.

B.   Media for the Software as Distributed by OKI:

The Software will be distributed on OTP ROM or mask ROM


--------------------------------------------------------------------------------
(June 23, 2002)                   Page 1 of 14              OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


C.    QA Certification Schedule

---------------------------------------------------------------------------------------------------------
Milestone Description                                                           Schedule
---------------------------------------------------------------------------------------------------------
(1)    OKI notifies PSIP of expected date for submission of the Final Release   *
       to PSIP QA.
---------------------------------------------------------------------------------------------------------
(2)    OKI provides to PSIP hard copy output, check list, test log and          *
       analysis of error(s) from the Adobe Certification Test Suite demonstrating that the Final Release has passed, the PPD file and two
       (2)production units (each consisting of a production level controller and production level engine) for Final Release testing.
---------------------------------------------------------------------------------------------------------
(3)    OKI provides to PSIP the Final Release (one set of Revised Object ROMs,  *
       including the Font Programs listed in Section G ("Roman Coded Font
       Programs") and Section H (Font Programs for Japanese Typefaces), for each of the two (2) production units of MICROLINE1055PS and MICROLINE1035PS, the final 3010 Addendum specified in Section J ("Documentation") below and the PPD File.

---------------------------------------------------------------------------------------------------------
(4)    PSIP reviews OKI's hard copy output for approval, completes Final        *
       Release testing and reports all found problems to OKI, and provides to
       OKI.
---------------------------------------------------------------------------------------------------------
(5)    PSIP determines acceptance of the Revised Object ("Software") as         *
       specified in the MTLA and obtain certification from Adobe for all of the Authorized OKI Devices described in this Licensed System Addendum
       No. 2.

---------------------------------------------------------------------------------------------------------

Adobe Certification. Following completion of testing and delivery to Adobe of the test results, Adobe shall have * (*) business days following to determine from its review of such test results whether the Authorized OKI Device (a) conforms to the applicable Adobe Certification Test Suite and any other tests or procedures specified in the test plan, and (b) produces output meeting Adobe's quality standards, as reasonably determined by Adobe from time to time.

Thereupon Adobe shall notify PSIP in writing either that Adobe certifies the Authorized OKI Device or has elected to submit the Authorized OKI Device to finther testing and certification before it can be approved for First Commercial Shipment of a Licensed System.

In the event Adobe has to run a full Quality Assurance testing cycle, OKI shall supply Adobe with all of the necessary Loaned Equipment, maintenance services and consumables required by Adobe to conduct such certification testing, including the applicable Revised Object and any updated versions thereof in a timely manner as the updated versions become available.

Upon Adobe's determining that the Authorized OKI Device does not conform to the Adobe Certification Test Suite and any other tests or procedures specified in the test plan, or that the test output fails to meet Adobe's quality standards, Adobe shall provide to OKI a report identifying the failure. OKI shall use reasonable efforts to promptly correct any nonconformity and resubmit the Authorized OKI Device for re-testing. This process shall continue until Adobe certifies the Authorized OKI Device. The test procedures described above are free of charge to OKI. In the event that OKI requested that the Authorized

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
(June 23, 2002)                   Page 2 of 14              OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


OKI Device be submitted to Adobe prior to PSIP's assessment of successful certification, OKI shall be subject to all Adobe fees in addition to the charges for such services agreed upon between OKI and PSIP.

OKI Notification. PSIP shall notify OKI when the Adobe Certification Test Suite is successfully completed.

D.    Definition of Development Schedule Terms:

Bug Score

(1) Final Release: For submission to PSIP QA for final certification testing in accordance with Section 2.2.3 (d) PSIP Testing and Adobe Certification test bf the MTLA. OKI shall ensure that the Final Release version of the Revised Object passes all tests in the Adobe Certification Test Suite prior to submission to PSIP. The Final Release shall have a Bug Score (as defined below) of *.

(2) Bug Score: The Bug Score of a given release at any given time is calculated according to the following formula:

                                        n

                                  Sigma (Bi)/2/

                                       i=1

Where B i = the severity of the ith open bug and n = the total number of open bugs.

(3)  Severity:

Severities of product bugs are defined as follows:

Severity 4: A bug that materially impairs functionality and for which there is no workaround. Most severe; must be fixed.

Severity 3: A bug that materially impairs functionality and for which there is no easy or convenient workaround. Fairly severe; must be fixed.

Severity 2: A bug that has relatively low End User impact and for which a convenient workaround exists. Should be fixed in a subsequent release, if any.

Severity 1: A minor bug or cosmetic problem. No need to fix.

Severity 0: A specification change or request for an enhancement.

E.    Loaned Equipment:

OKI will supply PSIP with two (2) production units of the Authorized OKI Device as specified in Section C above (QA Certification Schedule) including Revised Object for Final Release testing. OKI will ensure that such Loaned Equipment is maintained in functional working order at all times.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 23, 2002)                   Page 3 of 14              OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


F.    Applicable Royalties:

Royalty for Authorized OKI Device, Font Programs described herein shall apply to all Authorized OKI Devices, Font Programs sold, leased or otherwise disposed of by OKI or Affiliates to distributors, OEM Remarketer Customers or End Users.

Subject to Article 12.1 (Reporting) of the MTLA and payment terms as defined herein, hereto, within * after the end of calendar quarter, OKI shall report total quantity of the Authorized OKI Devices distributed by or on behalf of OKI or its Affiliates. OKI shall pay Per Unit License Fee for each Authorized OKI Device pursuant to the payment provisions set out in Schedule 2 to this Addendum no.2.

OKI shall be entitled to deduct from earned royalties which become due and payable pursuant to this paragraph such amounts as OKI is required to withhold therefrom pursuant to the applicable tax provisions of U.S.A. and Japan for the payment for PSIP account, of applicable U.S. income tax therefor, provided, however, that OKI will furnish PSIP with appropriate documentation evidencing the payment of such taxes.

(1) Basis for Payments Hereunder.

(a) Currency

All royalty due to PSIP shall be paid in U.S. dollars.

(b) Exchange Rate Calculation for Royalties.

The exchange rate used to convert these Japanese List Prices into U.S. dollars for the purpose of payment by OKI of royalties due hereunder shall be the average of the mean telegraphic transfer rates quoted by the head office of Tokyo Mitsubishi Bank at the close of banking on each of the first and last bank business days of the relevant quarterly accounting period.

(c) List Price

All List Prices, as defined below, shall be established by OKI or Affiliates in good faith, and shall be exclusive of amounts received for taxes, interest, non-warranty maintenance and installation charges, insurance, shipping and handling costs. The foregoing shall not be construed as fixing any sales price.

(i) List Price for Kanji Authorized OKI Device. The List Price for Kanji Authorized OKI Device shall mean OKI's published list price in Japanese yen for quantity one (1) of each model of Authorized OKI Device with Minimum Configuration distributed to End Users in Japan.

(ii) List Price for Roman Authorized OKI Device The List Price for Roman Authorized OKI Device shall mean OKI or Affiliates published list price in U.S. dollars for quantity one (1) of each model of Authorized OKI Device with Minimum Configuration distributed to End Users in U.S. The List Price for Roman Authorized OKI Device shall apply for the purpose of royalty calculations for distribution of all Authorized OKI Devices worldwide other than Japan.

(iii) In the event that the Roman Authorized OKI Device is not distributed in the United States, then the published List Price of the Roman Authorized OKI Device in a country other than the U.S. may be used upon mutual agreement between the parties.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 23, 2002)                   Page 4 of 14              OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


(2) Minimum Configuration.

Minimum Configuration refers to a Authorized OKI Device that contains all of the essential components required to supply the End User with the minimum level of functionality specified for the applicable Authorized OKI Device.

For the purpose of royalty calculations to be made hereunder, the Minimum Configuration of the Authorized OKI Device is defined as follows:

(a) C7200

* the Software and the Font Programs listed in Section G ("Roman Coded Font Programs") below.

(b) C7400

* the Software and the Font Programs listed in Section G ("Roman Coded Font Programs") below.

(c) C9200

* the Software and the Font Programs listed in Section G ("Roman Coded Font Programs") below.

(d) C9400

* the Software and the Font Programs listed in Section G ("Roman Coded Font Programs") below.

(e) MICROLINE9055c

* the Software and the Font Programs listed in Section G ("Roman Coded Font Programs), H(1) ("Morisawa Japanese Typefaces") below.

(f) MICROLINE3050c

* the Software and the Font Programs listed in Section G ("Roman Coded Font Programs"), H(2) ("Heisei Japanese Typefaces") below.

(g) MICROLINE3020c

*, the Software and the Font Programs listed in Section G ("Roman Coded Font Programs"), H(2) ("Heisei Japanese Typefaces") below.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 23, 2002)                   Page 5 of 14              OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


(h) MICRLINE3010c

* the Software and the Font Programs listed in Section G ("Roman Coded Font Programs"), H(2) ("Heisei Japanese Typefaces") below.

(i) MICROLINE1055PS

* the Software and the Font Programs listed in Section G (Extended Roman Font Programs"), H(1) ("Morisawa Japanese Typeface") below.

(j) MICROLINE1035PS

* the Software and the Font Programs listed in Section G ("Extended Roman Font Programs"), H(1) ("Morisawa Japanese Typefaces") below.

(k) MICROLINE1032PS

* the Software and the Font Programs listed in Section G ("Extended Roman Font Programs"), H(1)(a) ("Basic Morisawa Typefaces") below.

(3) Royalties

For each Authorized OKI Device described in this Addendum No.2 which is sold, leased or otherwise disposed of or used by OKI or its Affiliates, the pricing table as defined in Schedule 2 shall apply.

G.   Roman Coded Font Programs:

Extend Roman Font Program Set

PSIP will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and ISO 8859-2: 1987, Latin alphabet No. 2, and symbol characters where appropriate, for the Extended Roman Font Program Set specified in Exhibit B to Attachment #1 to MTLA ("Extended Roman Font Program Set").

H.   Font Programs for Japanese Typefaces:

(1) Morisawa Japanese Typefaces: PSIP will provide the Adobe Standard Japanese Character Set which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters plus other characters and encodings as defined in Adobe's Technical Note #5078 (Adobe-Japan1-2 Character Collection for CID-Keyed Fonts), dated December 4, 1994, for the Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific.

(a) Basic Morisawa Typeface;

Identifying                   Character Collection           Trademark Owner
-----------                   ---------------------          ---------------
Trademark
---------
1. Ryumin Light KL            Adobe-Japanl-2                 Morisawa & Company, Ltd.

2. Gothic Medium BBB          Adobe-Japanl-2                 Morisawa & Company, Ltd.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 23, 2002)                   Page 6 of 14              OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


(b) Additional Morisawa Typefaces:

Identifying
-----------
Trademark                    Character Collection          Trademark Owner
---------                    ---------------------         ---------------
FutoGoB101-Bold              Adobe-Japanl-2                Morisawa & Company, Ltd.

FutoMinA101-Bold             Adobe-Japanl-2                Morisawa & Company, Ltd.

Jun101-Light                 Adobe-Japanl-2                Morisawa & Company, Ltd.

(2) Heisei Japanese Typefaces: PSIP will provide the Adobe Standard Japanese Character Set which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters plus other characters and encodings as defined in Adobe's Technical Note #5078 (Adobe-Japanl-2 Character Collection for CID-Keyed Fonts), dated December 4, 1994, for the Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific.

Identifying
-----------
Trademark                    Character Collection          Trademark Owner
---------                    --------------------          ---------------
HeiseiMin-W3                 Adobe-Japanl-2                Japan Standards Association
                                                           Font Design Center

HeiseiKakuGo-W5              Adobe-Japanl-2                Japan Standards Association
                                                           Font Design Center

I.   Training

None.

J.   Documentation:

PostScript Language Addendum prepared by OKI, describing the features specific to the Authorized OKI Device and the means of accessing those features via the PostScript language.

K.   Designated Persons:

(1) Technically qualified OKI person to respond to information requested by
PSIP:

                Mr. Osamu Asada
                General Manager, 9/th/. Engineering Development
                Oki Data Corporation
                3-1 Futaba-cho, Takasaki-shi,
                Gunma 370-8585, Japan
                Tel:  +81-27-328-6359
                Fax:  +81-27-328-6393

--------------------------------------------------------------------------------
(June 23, 2002)                   Page 7 of 14              OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


(2) Technically qualified PSIP person to respond to information requested by
OKI:

                             Mr. Ivan Tang
                --------------------------------------

                Peerless Systems Imaging Products Inc.
                20415 72nd Ave. S., Suite 400,
                Kent, WA 98032 USA
                Tel:  +1-253-395-8890 ex. 42
                Fax:  +1-253-395-8896

L.  ADDITIONAL LICENSE GRANTED.

a) Object License. Subject to the provisions of the MTLA and this LSA #2 as well as the payment of all applicable License Fees for the term of such license, PSIP hereby grants to OKI the license provided for in Section 2.2 of the MTLA:

b) Use in Derivative Work. The Licensed Products, or a Derivative Work thereof created by PSIP, if it is to be incorporated in and distributed in a new product other than the Authorized OKI Device, or if it is to be incorporated in and distributed in an option thereto to the aforementioned Authorized OKI Device, requires the development of a separate Licensed System Addendum. The Derivative Work covered in this LSA #2 currently is limited to use in or with the Authorized OKI Devices set out in this LSA #2.

If OKI hereinafter determines that the Licensed Products, or a Derivative Work thereof, in whole or in part, is to be used in a new product other than the Authorized OKI Devices, then PSIP and OKI would in good faith negotiate and sign an additional LSA for the `future' product(s).

M. RESTRICTION. All Licenses granted herein are non-exclusive. PSIP agrees not to grant a license of Generic Tandem Engine Code to any third party for a printer engine utilizing the OKI proprietary SMAPS Interface. PSIP also agrees not to license the Generic Tandem Engine Code to any third party until either
(i) OKI first ships the Authorized OKI Device to a third party in either Europe of the United States of America, or (ii) November 1, 2000, whichever comes earlier. If case (i) above takes place earlier than case (ii) above, OKI shall notify PSIP of the date of such first shipment.

N. TERM AND TERMINATION. The term of this LSA #2 shall be coextensive with the term of the Object Code License granted under the MTLA.

O. INDEMNIFICATION. OKI shall have the right, subject to the MTLA and this LSA #2, to control its development, manufacturing and marketing efforts. Accordingly, OKI shall, except to the extent that PSIP has indemnified OKI pursuant to the MTLA, defend itself against and from any and all losses or damages (including without limitation attorneys' fees and costs and all third party claims or demands of any type whatsoever) arising out of, incurred in connection with or relating to the OKI's development, manufacturing and marketing of the Authorized OKI Device and indemnify and hold harmless PSIP pursuant to the MTLA.

P.  PROPRIETARY RIGHTS AND CONFIDENTIALITY

a) PSIP's ownership of the PSIP Licensed Products and Derivative Work thereof are defined in Section 4.1 of the MTLA.

b) Rights not expressly granted to the OKI hereunder are reserved by the PSIP.

The right to manufacture and distribute such modified code (i.e., a Derivative
Work) other than for the Authorized OKI Device requires a separate Licensed System Addendum.

Without limiting the foregoing, OKI shall own all title and proprietary rights in any pre-existing OKI intellectual property that OKI contributes to any such Derivative Work.

--------------------------------------------------------------------------------
(June 23, 2002)                   Page 8 of 14              OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


c) Without limiting any of OKI's obligations of confidentiality imposed pursuant to the MTLA, OKI shall (i) specifically require any employee and contractor of OKI to execute OKI's standard confidentiality and non-disclosure agreement(s) content of such agreement to be subject to PSIP's approval, which shall not be unreasonably withheld; (ii) notify PSIP promptly and in writing of any circumstances of which OKI has knowledge regarding any possible use of or access to any Confidential Information or any part thereof by any unauthorized person or entity; and (iii) take and allow PSIP to take, at OKI's expense but under PSIP's control, any legal or other action necessary to prevent or stop the access to or use of the Confidential Information by an person or entity that has gained access to the Confidential Information due to the fault or negligence of License or any breach by OKI of the MTLA or this LSA #2.

d) Any breach by OKI of any of its obligations under this Section P shall be considered to be Default of the provisions of the MTLA.

Q. AUDIT RIGHTS. PSIP shall have the right, not more frequently than once per year upon one (1) business day's prior notice, to have one (1) of its employees walk through and inspect any Authorized OKI Facility to determine whether OKI employs adequate security procedures as required in MTLA. Such walking through and inspection shall be (i) during OKI's regular business hours, (ii) arranged so that, to the extent possible, OKI's regular business activities are minimally disrupted and (iii) under the terms of an appropriate confidentiality agreement executed by such an independent auditor.

R. AUTHORIZED OKI FACILITY. OKI may store and use the PSIP Materials (except for the Revised Object and the Host Software) only at the following Authorized OKI
Facility:

         3-1, Futabu-cho, Takasaki-shi, Gunma 370-8585, Japan

When the Authorized OKI Facility above will be changed, OKI will request a change and inform PSIP in writing of the substitute Authorized OKI Facility's name and address at least thirty (30) days in advance of said change. Said change shall require the written approval of PSIP, which approval by PSIP will not be unreasonably withheld. When OKI stores the duplicated PSIP Materials at a more than one Authorized OKI Facility, then any additional Authorized OKI Facility shall be deemed to be an Authorized OKI Facility thirty (30) days after OKI both (i) has notified PSIP in writing of the address of such additional facility and PSIP has approved in writing, and (ii) OKI has paid PSIP's then standard fee for adding an Authorized OKI Facility subject to the LSA.

IN WITNESS WHEREOF, OKI and PSIP have caused this Addendum No. 2 to be executed by their duly authorized representatives.

PSIP:                                        OKI:
PEERLESS SYSTEMS IMAGING                     OKI DATA CORPORATION
PRODUCTS, INC.


By:. /s/ Gordon Hanson                    By:  /s/ Jiro Tanuma
Printed Name: Gordon Hanson               Printed Name: Jiro Tanuma
Title: Vice President General Manager     Title: Corporate Director, Engineering
Date:                                     Date:

--------------------------------------------------------------------------------
(June 23, 2002)                   Page 9 of 14              OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


                          Schedule 1a to Addendum No. 2

             Authorized OKI Device Functional Specification Summary
                                       for
                          Kanji: MICROLINE1055PS
                                 MICROLINE1035PS
                                 MICROLINE1032PS

1. Introduction

This is the functional specification for the Oki MICROLINE1055PS / MICROLINE1035PS / MICROLINE1032PS printers. This consists of a controller driving an Oki marking engine and Software to implement Adobe's PostScript 3 Software revised by OKI for Authorized OKI Device.

2. Authorized OKI Device Summary

Controller Design:              *
Controller CPU:                 *
ROM:                            *
Minimum RAM:                    *
Communications:                 * (for ML1055PS / MICROLINE1035PS)

                                Optional: *
MICROLINE1032PS
Resolution:                     MICROLINE 1055PS *
                                MICROLINE1035PS / MICROLINE1032PS *
600 dpi
Color/mono:                     *
Marking engines speeds: MICROLINE1055PS
                                         *
                                MICROLINE1035PS / MICROLINE1032PS
                                         *
Paper sizes:                    *

Paper sources:                  *
feed


Paper output:                   *

User interface:                 *

Other Emulations:               *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 23, 2002)                   Page 10 of 14             OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


Options:            *

                    *
MICROLINE1032PS)
Typefaces:          *

                    *  Morisawa Fonts.....MICROLINE1055PS / MICROLINE1035PS

                    *  Morisawa Fonts.....MICROLINE1032PS

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 23, 2000)                   Page 11 of 14             OKI___:PSIP ___

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


                          Schedule 1b to Addendum No. 2

             Authorized OKI Device Functional Specification Summary

                                       for

               Roman:    C7200 / C7400 / C9200 / C9400
               Kanji:    MICROLINE9055c / MICROLINE3050c
                         MICROLINE3020c / MICROLINE3010c

1. Introduction

This is the functional specification for the Oki C7200 / C7400 / C9200 / C9400 / MICROLINE9055c/ MICROLINE3050c / MICROLINE3020c / MICROLINE3010c printers. This consists of a controller driving an Oki marking engine and Software to implement Adobe's PostScript 3 Software revised by OKI for Authorized OKI Device.

2. Authorized OKI Device Summary

Controller Design:   *
Controller CPU:      *
ROM:                 *
Minimum RAM:         *
Communications:      *
Resolution:          C7200 / C7400 *
                     C9200 / C9400 *
                     MICROLINE9055c / MICROLINE3050c *
                     MICROLINE3020c / MICROLINE3010c *
Color/mono:          *
Marking engines      C7200 / C7400 / MICROLINE3010c
speeds:
                     *
                     C9200 / C9400/ MICROLINE9055c / MICROLINE3050c/
                     MICROLINE3020c
                     *
Paper sizes:         * (for c9200 / c9400 /
                     MICROLINE9055c / MICROLINE3050c / MICROLINE3020c
                     only)
                     *
Paper sources:       *
                     (for C9200 / C9400 / MICROLINE9055c/ MICROLINE3050c /
                     MICROLINE3020c only)

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 23, 2000)                   Page 12 of 14                  OKI___:PSIP ___

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


Paper output:            *
User interface:          *
Other Emulations:        *

Options:                 *
Typefaces:               *
                         * Morisawa Fonts (for MICROLINE9055c only)
                         * Heisei Fonts (for MICROLINE3050c / MICROLINE3020c /
                         MICROLINE3010c)

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(June 23, 2002)                   Page 13 of 14             OKI___:PSIP ___

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#2                                                  CONFIDENTIAL
--------------------------------------------------------------------------------


                          Schedule 2 to Addendum No. 2

                                  Pricing Table

                                       for

                     Roman:      C7200 / C7400 / C9200 / C9400
                     Kanji:      MICROLINE9055c / MICROLINE3050c

                                 MICROLINE3020c / MICROLINE3010c
                                 MICROLINE1055PS / MICROLINE1035PS
                                 MICROLINE1032PS

Basic Pricing Table

----------------------------------------------------------------------------------------------------
Device Type       Kanji Morisawa    Kanji Heisei   Roman Mono      Roman Color    Kanji Color
                  Fonts (DTP)       Fonts          Printers        Printers       Printers
                                    (Business)
----------------------------------------------------------------------------------------------------
*                 List Price (LP)   LP X *%        $*              LP X *%        LP X *%
                  X *%

----------------------------------------------------------------------------------------------------
*                 $*/Morisawa       $*/Heisei      N/A             N/A            $*/Morisawa
                  Font              Font                                          Font.
                                                                                  *

----------------------------------------------------------------------------------------------------
*                 *                 *              *               *              *
----------------------------------------------------------------------------------------------------

Pricing Table for Authorized OKI devices under this Addendum no.2.

----------------------------------------------------------------------------------------------------
Authorized OKI device              Device Type                     # of Morisawa fonts or Heisei
                                                                   fonts
----------------------------------------------------------------------------------------------------
C7200                              Roman Color Printer             N/A
----------------------------------------------------------------------------------------------------
C7400                              Roman Color Printer             N/A
----------------------------------------------------------------------------------------------------
C9200                              Roman Color Printer             N/A
----------------------------------------------------------------------------------------------------
C9400                              Roman Color Printer             N/A
----------------------------------------------------------------------------------------------------
MICROLINE9055c                     Kanji Color Printer             * Morisawa fonts
----------------------------------------------------------------------------------------------------
MICROLINE3050c                     Kanji Color Printer             * Heisei fonts
----------------------------------------------------------------------------------------------------
MICROLINE3020c                     Kanji Color Printer             * Heisei fonts
----------------------------------------------------------------------------------------------------
MICROLINE3010c                     Kanji Color Printer             * Heisei fonts
----------------------------------------------------------------------------------------------------
MICROLINE1055PS                    Kanji Color Printer             * Morisawa fonts
----------------------------------------------------------------------------------------------------
MICROLINE1035PS                    Kanji Coior Printer             * Morisawa fonts
----------------------------------------------------------------------------------------------------
MICROLINE1032PS                    Kanji Color Printer             * Morisawa fonts
----------------------------------------------------------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                         Licensed System Addendum no. 2
                     to Master Technology License Agreement
                              between OKI and PSIP

--------------------------------------------------------------------------------
(June 23, 2000)                   Page 14 of 14                  OKI___:PSIP ___